                                                                   EXHIBIT 23(B)

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 33-58303 of Merrill Lynch Life Insurance Company on Form S-1 of our report dated February 24, 1997 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

New York, New York

March 27, 1997